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                                                                   Exhibit 10.2
                                PROMISSORY NOTE



MAKER:  River Oaks Furniture, Inc.


                                                    May 6, 1996
AMOUNT: $100,000.00                                 Tupelo, Mississippi
                                                    Customer No. 0145839
                                                    Note No. 97653





     FOR VALUE RECEIVED, the undersigned, River Oaks Furniture, Inc., a Mississippi Corporation, ("Maker"), hereby promises to pay to the order of the Bank of Mississippi, a Mississippi banking corporation, Tupelo, Mississippi ("Lender"), payable at Lender's office in Tupelo, Mississippi, located at One Mississippi Plaza, Post Office Box 789, Tupelo, Mississippi, 38802, in immediately available funds and in lawful coin or currency of the United States of America which shall be legal tender for payment of all debts and dues, public and private, the principal sum of One Hundred Thousand AND 00/100 DOLLARS ($100,000.00), together with interest from and after the date hereof on the unpaid outstanding principal balance at a floating rate of interest per annum set forth below.

     This Promissory Note (this "Note") is referred to in and was delivered pursuant to a Loan Agreement dated as of May 6, 1996, between Maker and Lender. The term "Loan Agreement" includes such Loan Agreement as it may be amended, modified, or extended from time to time, together with all exhibits thereto. The terms, provisions, and conditions of the Loan Agreement are by this reference made a part of this Note. If any provision contained in this Note is in direct conflict with, or inconsistent with, any provision in the Loan Agreement or any other documents, the provision most favorable to Lender as determined by Lender shall control.

     The following terms apply to this Note:

     1. INTEREST. Interest shall accrue daily from the date hereof and shall be at a floating rate equal to the Lender's Prime Rate, being that rate of interest as shall be determined by the Lender, as it may from time to time
change ("Prime Rate").   Said Prime Rate is not intended to be Lender's lowest
or most favorable rate in effect at anytime. After the date hereof, the rate of interest shall be adjusted by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the day that any such change becomes effective, provided, however, in no event shall the rate of interest under this Note exceed the maximum rate of interest allowable by law. In the event Maker is in default under this




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Note, interest shall accrue daily from the date of default at the rate of two percent (2.00%) per annum above the Prime Rate on the principal amount outstanding from time to time until such time as the default shall have been cured. Adjustments in the interest rate shall become effective without notice to Maker and Maker hereby waives notice of any such adjustments. Interest shall be calculated on the basis of a 365-day year. The Maker hereby authorized the Lender to charge any account of the Maker for all sums due hereunder.


     2. MANDATORY PAYMENTS OF PRINCIPAL AND INTEREST. Unless accelerated pursuant to the terms hereof, the principal of this Note together with accrued and unpaid interest on the principal balance of this Note shall be due and payable as follows:

            a.  Interest shall be payable in arrears on the first    day of
            each month commencing on the first day of June, 1996 and continuing on the first day of each month thereafter until the full principal sum has been paid;

            b. Commencing on the first day of June, 1996, and continuing on the first day of each month thereafter for a period of eleven (11) consecutive months, monthly payments of principal in the amount of Eight Thousand Three Hundred Thirty-Five and No/100 Dollars ($8,335.00) each shall be payable; and

            c. On May 1, 1997, a final payment of the principal balance, plus all other sums hereunder, shall be payable.


     3. EXPENSES AND CHARGES. Upon demand Maker agrees to pay all expenses related to the loan evidenced hereby incurred or to be incurred in its making, servicing, or collection, including, but not limited to, reasonable attorneys' fees, filing and recording fees, insurance premiums, appraisal fees, and taxes. Maker further agrees to pay to Lender, upon demand, all charges for services rendered or to be rendered by its officers and employees or others with whom the Lender shall contract or otherwise engage for such services directly for inspecting, verifying, and servicing the collaterals securing the obligations set forth herein and for the collection of said loan. At Lender's option, Lender may pay such expenses or charges and may consider such payment as an additional advance or obligation under the Note secured by the collaterals hereunder, which Maker agrees to repay with interest from the date of the advance at the rate provided in Note.

                                                    Initialed for Maker  ____
                                                    Initialed for Lender ____


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                 4.  LATE PAYMENT CHARGES.  In the event that Maker is more than fifteen (15) days late in the payment of any portion of principal and interest hereunder as and when the same is or becomes due, Maker shall pay a late payment charge in the amount of four percent (4%) of the amount of any delinquency if such delinquency is not paid in full as and when each payment of principal and interest is due hereunder. Only one late payment charge may be charged with respect to any specific monthly installment and no such late payment charged may be collected on a partial payment resulting solely from the deduction of a late payment charge from a regularly scheduled monthly payment. In no event shall the late payment charge exceed the maximum rate allowable by law.


                 5. COLLECTION FEE. In the event a default occurs in the timely payment of any portion of principal and interest hereon as and when the same is or becomes due and such payment is not made by Maker within ten (10) calendar days after written demand is given to Maker, and thereafter the same is placed in the hands of an attorney or agent for collection, or suit is brought on the same, or proceedings are had in bankruptcy, receivership, reorganization or other judicial proceedings for establishment or collection of any amount called for hereunder, or any amount payable or to be payable is collected through any such proceedings, Maker hereby agrees and promises to pay to Lender a reasonable amount for attorneys' and/or collection fees.


                 6. SECURITY. Maker has pledged certain collateral, including but not limited to real property located in Lee County, Mississippi, as security for the obligations of Maker hereunder and as security for any other present or future indebtedness or liability of Maker to Lender, whether now due or hereafter to become due, directly or indirectly (as principal, endorser, surety, guarantor, or otherwise), including, without limitation, any and all antecedent debt of Maker to Lender, whether or not identified in this instrument and whether or not any or all of said indebtedness is of the same nature or type as that secured by this collateral. All other collateral which Lender has or may at any time acquire from any other sources in connection with any obligations of the Maker to Lender shall constitute collateral or cross-collateral for all obligations, without apportionment or designation as to particular obligations of the Maker owed to Lender under this Note, and Lender shall have the right, in its sole discretion, to determine the order in which the Lender's rights in or remedies against all such collateral are to be exercised and which types of the collateral or which portions of the collateral are to be proceeded against and the order of


                                                    Initialed for Maker  ____
                                                    Initialed for Lender ____

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            application of proceeds of the collateral as against particular obligations of the Maker.


                 7. PREPAYMENT. Maker shall have the privilege of prepaying the whole amount due hereunder or any portion thereof at any time before maturity without premium or penalty. All payments of principal and interest hereunder shall be first applied to accrued interest, if any, and then to principal.


                 8. DEFAULT. The occurrence of any one or more of the events of default provided for in the Loan Agreement, this Note, or any other loan, credit, or security agreement shall constitute a default under this Note, whereupon Lender or any holder hereof may, at its, his or her option, exercise any or all rights, powers and remedies afforded under this Note, the Loan Agreement, or any loan, credit or security agreement with Lender, or all other instruments evidencing, securing or guaranteeing this Note, or by law, including the right to declare the unpaid balance of principal and accrued interest on this Note at once mature, due and payable and to offset against the amounts then owing under this Note or any and all monies, securities, notes and other properties of the Maker in the possession, custody or control of, or on deposit with, or otherwise pledged or owed to Lender or any other holder hereof, including , without limitation, all such monies, securities, notes and other properties held in general or special accounts or for safekeeping or as collateral or otherwise by Lender.


                 9. NO WAIVER BY LENDER. No delay or omission on the part of Lender, or any other holder, in exercising any right hereunder or related to the obligations evidenced hereby shall operate as a waiver of such right or of any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.


                 10. RIGHT OF SETOFF. Maker agrees that any monies or other property at any time in the possession of Lender belonging to Maker and any deposits, balance of deposits or other sums at any time credited by or due from Lender to Maker, may at all times, at the option of Lender, be held and treated as collateral security for the payment of any liability of Maker to Lender, whether due or not due, and Lender may, at its sole option and at anytime before or after default, setoff the amount due or to become due hereon against any claim of Maker against Lender.

                                                    Initialed for Maker  ____
                                                    Initialed for Lender ____

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                 11.  WAIVER.  Maker hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or endorsement of this Note.


                 12. PARAGRAPH HEADINGS. Paragraph headings appearing in this Note are for convenience of reference only and shall not be used to interpret, expand or limit the meaning of any provision of this Note.


                 13. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Mississippi and the United States of America. Mississippi shall be proper place of venue for suit hereon. Maker irrevocably agrees that any legal proceedings in respect of this Note shall be brought in the appropriate courts of Mississippi or the United States District Court for that district.


                 14. SUCCESSORS AND ASSIGNS. This Note and all the covenants and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, successors and assigns of the Maker and Lender.


                 15. SEVERABILITY. If any provision of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.



                 16. WAIVER OF JURY TRIAL. MAKER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY.

                 17. NOTICES

                     a. Any notice required to be given or furnished under this
                        Note shall be in writing and shall be deemed to have been duly served, given, or delivered:

                        (i) if to Lender, when actually received and
                            signed for by the particular division or person specified herein after having been sent

                                                    Initialed for Maker  ____
                                                    Initialed for Lender ____

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                        certified United States mail (return receipt requested)
                        and addressed as specified herein; or

                   (ii) if to Maker, either (1) when delivered at the
                        address appearing on the books and records of Lender as that of Maker or (2) when deposited in the United States mail, postage prepaid (or sent certified United States mail) and addressed to Maker at the address appearing on the books and records of Lender as that of Maker or (3) when sent by fax machine to the fax number of Maker appearing on the books and records of Lender as that of Maker.


      Maker's present address: River Oaks Furniture, Inc.
                               P. O. Box 480
                               Belden, MS  38826
                               Attention: Johnny Walker



      Lender's present address:  Bank of Mississippi
                                 One Mississippi Plaza
                                 Post Office Drawer 789
                                 Tupelo, Mississippi  38802-0789
                                 Attention: Corporate Banking Division



           b. Either party may change the address to which such notice is to be provided by furnishing written notice of such change to the other party in the manner authorized above, but no such notice of change shall be effective unless and until received by such other party.



                                                    Initialed for Maker  ____
                                                    Initialed for Lender ____


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     IN WITNESS WHEREOF, this Promissory Note has been executed by the undersigned as of the day and year first hereinabove written.




                                  MAKER:  River Oaks Furniture, Inc.



                                  BY:     /s/ Johnny Walker
                                          -----------------------------
                                          Johnny Walker, Vice President



                                  BY:     /s/ Kim Long
                                          -----------------------------
                                          Kim Long, Assistant Secretary





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